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                                                                Exhibit 10.2(iv)

                        AMENDMENT OF EMPLOYMENT AGREEMENT

     This Amendment of Employment Agreement is made this 19 day of March, 2004, by and between Navigation Technologies Corporation, a Delaware corporation (the "COMPANY"), and Judson Green ("EXECUTIVE").

                                    RECITALS

     A. Executive and the Company entered into an Employment Agreement dated April 17, 2000 ("EMPLOYMENT AGREEMENT").

     B. The term of the Employment Agreement expires four years from the date of the Employment Agreement.

     C. Executive and the Company are discussing the terms and provisions of a renewal of Executive's Employment Agreement, which may not be concluded before the date that the Employment Agreement expires unless extended.

     Now therefore, Executive and the Company agree:

     1. Section 1.b.(i) of the Employment Agreement to the contrary notwithstanding, the term of the Employment Agreement and Executive's employment shall expire on May 17, 2004.

     2. The Employment Agreement is affirmed, ratified and continued, as amended hereby.

     3. This Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date first above written.

                                                        JUDSON GREEN


                                                        /s/ Judson Green
                                                        ------------------------

                                                        NAVIGATION TECHNOLOGIES
                                                        CORPORATION

                                                        By: Richard de Lange

                                                            Title:  Chairman
                                                                   -------------
                                                            /s/ Richard de Lange
                                                            --------------------